Exhibit 99.1

YETI to Appoint J. Magnus Welander and Arne Arens to Company’s Board of Directors

Appointments Reflect YETI’s Ongoing Commitment to Board Refreshment That Supports Growth and
Value Creation

New Directors Each Bring Decades of Experience Positioning Leading Outdoor Brands to Successfully
Expand into New Categories and Markets

Enters into Cooperation Agreement with Engaged Capital

AUSTIN, Texas, March 17, 2025 – YETI Holdings, Inc. (“YETI” or the “Company”) (NYSE: YETI) today announced that it has appointed J. Magnus Welander and Arne Arens to its Board of Directors (the “Board”), effective March 24, 2025. The Company also announced that it has entered into a cooperation agreement with stockholder Engaged Capital, LLC (collectively with certain of its affiliates, “Engaged”). The appointments of Messrs. Welander and Arens increase the size of YETI’s Board to 10 members, nine of whom are independent.

These new appointments reflect the Company’s ongoing Board refreshment efforts, which are focused on further aligning director experience and skillsets with YETI’s strategy and future opportunities. In addition to collaborating with Engaged on this latest round of Board refreshment, YETI’s management team has held extensive discussions with the firm about their shared goals of accelerating growth and enhancing stockholder value.

Robert K. Shearer, Chair of the YETI Board, commented: “We are pleased to welcome J. Magnus and Arne to the YETI Board and appreciate the role Engaged Capital played in identifying Arne as a prospective Board member. These appointments are part of our comprehensive and ongoing refreshment process, and we are confident that J. Magnus’ and Arne’s extensive experience and knowledge of consumer brands will be complementary additions to our Board. We look forward to benefitting from their perspectives as we remain focused on driving growth and delivering sustainable value for our stockholders.”

Matt Reintjes, President and Chief Executive Officer of YETI, noted: “We continue to build upon our proven history of expanding the YETI brand and product portfolio, delivering high quality growth, and exceptional cash generation. The addition of J. Magnus’ and Arne’s collective experience leading relevant, global consumer brands complements our strategy and our Board. I look forward to partnering with J. Magnus and Arne as we grow YETI globally.”

Mr. Welander added: “It is a privilege to join the YETI Board at this exciting time. I look forward to contributing by working with my fellow directors and management to ensure that YETI capitalizes on its strong brand position and momentum, explores new avenues of growth, and drives innovation to meet the evolving needs of its customers.”

Mr. Arens added: “YETI is a leading brand with incredible potential, which is one of the reasons I am excited to join this Board. Together with the management team and my fellow Board members, I intend to help advance the Company’s objectives, support innovation, expand its customer base, and drive profitable growth.”

Glenn W. Welling, Founder and CIO of Engaged Capital, concluded: “We are pleased to have worked constructively with Matt and the Board and support these director appointments. YETI leadership has built a great business, and we invested in the Company based on the strength and extensibility of the brand. Arne and Magnus both have decades of experience positioning leading outdoor brands to grow into new categories and geographies. Their counsel will be invaluable to the management team as it executes on a strong plan to materially expand the product portfolio and enter new countries around the world.”

Goldman Sachs is serving as financial advisor and O’Melveny & Myers LLP is serving as legal counsel to YETI. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to YETI. Olshan Frome Wolosky LLP is serving as legal counsel and Longacre Square Partners LLC is serving as advisor to Engaged.

About J. Magnus Welander

Mr. Welander is the former Chief Executive Officer of Thule Group AB (“Thule”), a global lifestyle and outdoor company. Prior to his career at Thule, he was Group CEO of the global pharma logistics company Envirotainer and held various managerial positions at the global food processing and packaging company Tetra Pak. He currently serves as Chairman of the Board at Mips, Embellence Group, and Eleiko Group. He has a degree in Civil Engineering from the Institute of Technology at Linköping University.

About Arne Arens

Mr. Arens is the former Chief Executive Officer of Boardriders, Inc. (“Boardriders”), a portfolio of performance, lifestyle, and footwear brands geared toward action sport enthusiasts. Prior to Boardriders, Mr. Arens served in roles of increasing seniority at The North Face, a subsidiary of V.F. Corporation. Prior to joining The North Face, Mr. Arens served in various executive roles with NIKE, Inc. in Europe. He holds a bachelor’s degree in communication science and business administration from University of Amsterdam and an EMBA from Northwestern University.

About YETI Holdings, Inc.

Headquartered in Austin, Texas, YETI is a global designer, retailer, and distributor of innovative outdoor products. From coolers and drinkware to bags and apparel, YETI products are built to meet the unique and varying needs of diverse outdoor pursuits, whether in the remote wilderness, at the beach, or anywhere life takes you. By consistently delivering high-performing, exceptional products, we have built a strong following of brand loyalists throughout the world, ranging from serious outdoor enthusiasts to individuals who simply value products of uncompromising quality and design. We have an unwavering commitment to outdoor and recreation communities, and we are relentless in our pursuit of building superior products for people to confidently enjoy life outdoors and beyond. For more information, please visit www.YETI.com.

About Engaged Capital

Engaged Capital, LLC (“Engaged Capital”) is an investment advisor with a private equity-like investing style in the U.S. public equity markets. Engaged Capital seeks to help build sustainable businesses that create long-term stockholder value by engaging with and bringing an owner’s perspective to the managements and boards of undervalued public companies and working with them to unlock the embedded value within their businesses. Engaged Capital focuses on delivering superior, long-term, risk-adjusted returns for our limited partners. Engaged Capital was established in 2012 and is based in Newport Beach, California. Learn more at www.engagedcapital.com.

Forward-Looking Statements

This press release contains ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this press release are forward-looking statements. For example, these include, but are not limited to, statements made relating to future actions, future appointments to and refreshment of our Board of Directors, expectations related to the appointment of Messrs. Welander and Arens to our Board of Directors, our collaboration with Engaged, and future performance or financial results. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that are expected and, therefore, you should not unduly rely on such statements. The risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include but are not limited to: (i) economic conditions or consumer confidence in future economic conditions; (ii) our ability to maintain and strengthen our brand and generate and maintain ongoing demand for our products; (iii) our ability to successfully design, develop and market new products; (iv) our ability to effectively manage our growth; (v) our ability to expand into additional consumer markets, and our success in doing so; and (vi) the additional risks and uncertainties described in Item 1A Risk Factors in our Annual Report on Form 10-K for the year ended December 28, 2024. For a more extensive summary of factors that could materially affect our results, you should read our Annual Report on Form 10-K for the year ended December 28, 2024 and our other filings with the United States Securities and Exchange Commission (the “SEC”), as such filings may be amended, supplemented or superseded from time to time by other reports YETI files with the SEC.

These forward-looking statements are made based upon detailed assumptions and reflect management’s current expectations and beliefs. While YETI believes that these assumptions underlying the forward-looking statements are reasonable, YETI cautions that it is very difficult to predict the impact of known factors, and it is impossible for YETI to anticipate all factors that could affect actual results.

The forward-looking statements included here are made only as of the date hereof. YETI undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. Many of the foregoing risks and uncertainties may be exacerbated by the global business and economic environment, including ongoing geopolitical conflicts.

Investor Relations Contact:

Maria Lycouris

Solebury Strategic Communications

Investor.relations@yeti.com

Media Contact:

YETI Holdings, Inc. Media Hotline

Media@yeti.com